Exhibit 99.2
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
Boyd Watterson Asset Management, LLC
We have audited the accompanying carve out balance sheet of the Boyd Watterson Asset Management, LLC division of The PNC Financial Services Group, Inc. as defined in Note 1 to the carve out financial statements as of October 15, 2007 and December 31, 2006 and the related carve out statements of operations, changes in parent company’s net investment, and cash flows for the period from January 1, 2007 to October 15, 2007 and the year ended December 31, 2006. These financial statements are the responsibility of Boyd Watterson Asset Management, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Boyd Watterson Asset Management LLC’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Boyd Watterson Asset Management LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the carve out financial position of Boyd Watterson Asset Management LLC as described in Note 1 at October 15, 2007 and December 31, 2006 and the carve out results of its operations and cash flows for the period from January 1, 2007 to October 15, 2007, and the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
As described in Note 2 to the carve out financial statements, The PNC Financial Services Group, Inc, entered into a Purchase Agreement to sell all outstanding membership interests of the Boyd Watterson Asset Management, LLC (Boyd) to the existing management group of Boyd, effective October 15, 2007.
/s/ Cherry, Bekaert & Holland, L.L.P.
Charlotte, NC
March 13, 2009

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Carve-Out Balance Sheets

	October 15,	December 31,
	2007	2006
Assets

Current assets
Cash and cash equivalents	$1,016,203	$411,077
Accounts receivable	731,896	702,869
Prepaid expenses and other assets	118,354	2,453

Total current assets	1,866,453	1,116,399

Property and equipment
Office furniture, fixtures and equipment	270,701	265,199
Less accumulated depreciation	242,293	222,749

Property and equipment, net	28,408	42,450

Intangible assets, net	2,876,150	3,097,688
Goodwill	449,634	449,634

Total assets	$5,220,645	$4,706,171

Liabilities and Parent Company’s Net Investment

Current liabilities
Accounts payable	82,400	105,795
Accrued compensation and related expenses	228,202	321,126
Deferred revenue	233,204	98,978
Accrued lease obligations	67,625	76,209
Other current liabilities	36,857	5,069

Total current liabilities	648,288	607,177

Notes payable to parent	13,800,000	13,500,000

Commitments and contingencies	—	—

Parent company’s net investment	(9,227,643)	(9,401,006)

Total liabilities and stockholders’ equity	$5,220,645	$4,706,171

See notes to these carve-out financial statements.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Carve-Out Statements of Operations

	Period from
	January 1, 2007	Year ended
	to October 15,	December 31,
	2007	2006
Fee income	$4,401,508	$5,854,390

Administrative expenses	4,475,408	5,580,986
Depreciation and amortization	24,238	38,493
Amortization of intangible assets	221,538	1,942,862
Impairment of goodwill	—	5,549,459

Operating expenses	4,721,184	13,111,800

Operating loss	(319,676)	(7,257,410)

Other income (expense)
Interest income	3,074	2,004
Interest expense	(637,758)	(798,294)

Net loss	$(954,360)	$(8,053,700)

See notes to these carve-out financial statements.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Carve-Out Statements of Changes in Parent Company’s Investment
Period from January 1, 2007 to October 15, 2007
and for the Year Ended December 31, 2006

Balance at January 1, 2006	$(1,117,633)

Net loss	(8,053,700)
Net distribution to parent	(229,673)

Balance at December 31, 2006	(9,401,006)

Net loss	(954,360)
Net additional investment	1,127,723

Balance at October 15, 2007	$(9,227,643)

See notes to these carve-out financial statements.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Carve-Out Statements of Cash Flows

	Period from
	January 1, 2007	Year ended
	to October 15,	December 31,
	2007	2006
Cash flows from operating activities
Net loss	$(954,360)	$(8,053,700)
Depreciation and amortization	24,238	38,493
Amortization of intangible assets	221,538	1,942,862
Impairment of goodwill	—	5,549,459
Changes in assets and liabilities:
Accounts receivable	(29,027)	(161,001)
Other current assets	(115,901)	66,898
Accounts payable	(23,395)	282
Other current liabilities	64,506	(175,277)

Net cash provided by operating activities	(812,401)	(791,984)

Cash flows from investing activities

Purchase of property and equipment	(10,196)	(2,515)

Cash flows from financing activities
Additional borrowing under notes payable to parent	300,000	1,030,000
Net investment by parent	1,127,723	(229,673)

Net cash provided by financing activities	1,427,723	800,327

Net change in cash and cash equivalents	605,126	5,828

Cash and cash equivalents
Beginning	411,077	405,249

Ending	$1,016,203	$411,077

See notes to these carve-out financial statements.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Notes to Carve-Out Financial Statements
Note 1 — Nature of business and significant accounting policies
Basis of presentation — The accompanying carve-out financial statements have been prepared from historical accounting records and are presented on a carve-out basis to include the historical financial position, results of operations and cash flows of Boyd Watterson Asset Management, LLC (“BWAM/PNC”) while it was a wholly-owned subsidiary of Mercantile/Cleveland LLC (Mercantile/Cleveland), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). On October 15, 2007, BWAM Holdings, LLC acquired the membership units of BWAM/PNC from PNC.
The accompanying carve-out financial statements and related notes have been prepared in accordance with Regulation S-X, Article 3, “General Instructions as to the Financial Statements” and Staff Bulletin Topic 1-B, “Allocation of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity.” Certain assumptions and estimates were made in order to allocate reasonable share of such expenses to BWAM/PNC so that the accompanying carve-out financial statements reflect substantially all costs of doing business.
Nature of business - BWAM/PNC (the “Company”) provides equity, fixed-income, and balanced investment management services to corporate and Taft-Hartley retirement plans and endowments. The Company does not take title to, or custody of, client securities.
A summary of the Company’s significant accounting policies follows:
Fee income — Revenue is recognized when the following criteria are met: evidence of an arrangement exists, the price is fixed or determinable, collectability is reasonably assured and delivery has occurred or services have been rendered. The Company bills its investment advisory fees in accordance with the contractual arrangements and as services are performed. Fees are calculated based on the fair value of the assets managed and may be billed in advance or in arrears. As of October 15, 2007 and December 31, 2006, the Company had deferred revenue for services billed in advance of approximately $233,204 and $98,978, respectively.
Cash equivalents and concentration of credit risk — For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. The Company periodically maintains cash balances with a financial institution, which at times may exceed federally insured limits. Management believes that the use of a credit quality financial institution minimizes the risk of loss associated with cash and cash equivalents.
Receivables and allowance for doubtful accounts — Fees receivable are customer obligations due under normal trade terms. Management generally does not require collateral from customers. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. Included in the allowance for doubtful accounts is any balances considered uncollectible plus a general reserve based on management’s assessment of customers’ overall financial condition. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Management determined that no allowance for doubtful accounts was necessary based on the nature of the Company’s receivables and history of collections.
Property and equipment - Property and equipment is stated at cost. Major expenditures for property and equipment are capitalized; while replacements, maintenance and minor repairs which do not improve the utility or extend the lives of the respective assets are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Depreciation is based on the following estimated useful lives:

Years
Office furniture and fixtures	7
Office equipment	3

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Notes to Carve-Out Financial Statements (continued)
Note 1 — Nature of business and significant accounting policies (continued)
Goodwill and intangibles — Goodwill represents the excess of the cost of purchased businesses over the fair value of the net assets acquired.
The Company tests the goodwill balance for impairment annually and between annual tests, if circumstances would require it. The Company’s goodwill testing is a two-step process with the first step being a test for potential impairment by comparing the fair value of the reporting unit with its carrying amount (including goodwill). If the fair value of the reporting unit exceeds the carrying amount, then no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, the Company completes the second step to measure the amount of the impairment, if any. The Company completes the annual test for impairment during its fourth quarter.
Identifiable intangible assets are carried at amortized cost. Intangible assets with definite lives are amortized over their useful lives and amortization is computed using the straight line method over their expected useful lives. Intangible and other long-lived assets are reviewed for impairment in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”) pursuant to which an impairment loss is recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. Long-lived assets are tested for recoverability whenever events of changes in circumstances indicate that their carrying amounts may not be recoverable.
Income taxes - BWAM/PNC is treated as a partnership whereby the tax benefits or expense are retained by the parent company. Therefore, no current or deferred income tax expense or benefit has been provided for in the accompanying carve-out financial statements.
Advertising costs - Advertising costs are expensed as incurred. Advertising expense was $29,198 and $30,162 for the period ended October 15, 2007 and for the year ended December 31, 2006, respectively.
Operating leases - Rent expense under non-cancelable operating leases with scheduled rent increases and landlord incentives is accounted for on a straight-line basis over the lease term.
Accounting estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Notes to Carve-Out Financial Statements (continued)
Note 1 — Nature of business and significant accounting policies (continued)
Recent accounting pronouncements - In December 2007, the Financial Accounting Standards Board (“FASB’) issued Statement of Financial Accounting Standards (“SFAS”) No. 141 (revised 2007), Business Combinations (“SFAS 141(R)”) and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). SFAS 141(R) will change how business acquisitions are accounted for and SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS 141(R) and SFAS 160 are effective for fiscal years beginning on or after December 15, 2008 (January 1, 2009 for the Company). The adoption of SFAS 141(R) and SFAS 160 is not expected to have a material impact on the Company’s consolidated financial statements.
In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit risk related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and will be effective for the Company in fiscal year 2009. Early adoption is prohibited; however, presentation and disclosure requirements must be retrospectively applied to comparative financial statements. The adoption of SFAS 161 is not expected to have a material impact on the Company’s consolidated financial statements.
In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements for non-governmental entities that are presented in conformity with accounting principles generally accepted in the United States of America. SFAS 162 will be effective 60 days after the SEC approves the Public Company Accounting Oversight Board’s amendments to AU Section 411. The Company does not anticipate the adoption of SFAS 162 will have an impact its consolidated financial statements.
In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement No. 157 (“FSP No. 157-2”), to partially defer SFAS 157. FSP No. 157-2 defers the effective date of SFAS 157 for non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years, and interim periods within those fiscal years, beginning after November 15, 2008. The Company is currently evaluating the impact of adopting the provisions of FSP No. 157-2.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Notes to Carve-Out Financial Statements (continued)
Note 2 — Sale of business
As of October 15, 2007, PNC and Mercantile/Cleveland sold their membership interest in BWAM/PNC to BWAM Holdings, LLC, an entity organized by the principal management employees of BWAM/PNC. The sales price for the net assets sold was approximately $5,400,000.
Note 3 — Goodwill and intangible assets
Intangible assets consist of acquired customer list intangible that is being amortized over 5 years. Intangible assets, net of amortization at October 15, 2007 and December 31, 2006 are as follows:

	October 15,	December 31,
	2007	2006

Customer list	$10,060,000	$10,060,000
Less accumulated amortization	7,183,850	6,962,312

Net carrying amount	$2,876,150	$3,097,688

During 2006, the Company determined that the carrying amount of goodwill had been impaired and recognized a goodwill impairment charge of $5,549,459.
Note 4 — Related party transactions and balances
Notes payable to parent represent amounts advanced to BWAM/PNC from Mercantile/Cleveland. Advances under the arrangement bear interest at the Mercantile/Cleveland senior note rate plus 30 basis points.
Other activity with PNC and Mercantile/Cleveland has been reflected as additional investments by or distributions to the parent company.
Note 5 — Retirement plan
The Company sponsors a defined contribution pension plan covering substantially all employees. The Company matches 50% of employee elective deferrals up to 6.0% of compensation. The Company contributed approximately $156,220 and $199,192 for the period ended October 15, 2007 and for the year ended December 31, 2006, respectively.

Boyd Watterson Asset Management LLC,
an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.
Notes to Carve-Out Financial Statements (continued)
Note 6 — Operating lease commitments
The Company leases office facilities under a noncancelable operating lease agreement that expires in October 2010. The following is a schedule by years of the approximate future minimum lease payments as of October 15, 2007:

Year ending December 31,
2007	$57,225
2008	228,900
2009	228,900
2010	190,750

Total	$705,775

Operating lease expense, including common area maintenance fees, property taxes, insurance and other miscellaneous expenses, was $178,908 and $210,428 for the period ended October 15, 2007 and for the year ended December 31, 2006, respectively.